Parker Hannifin Corporation Quarterly Earnings Release 1 st Quarter FY2011 October 19, 2010 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives.
A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, and changes in contract cost and revenue estimates for new development programs;
uncertainties surrounding timing, successful completion or integration of acquisitions; ability to realize anticipated cost savings from business realignment activities; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to insurance and employee retirement and health care benefits; and
global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law.

Slide 3
Non-GAAP Financial Measures
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. This presentation also reconciles cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution.
The effects of acquisitions, currency exchange rates and the discretionary pension plan contribution are removed to allow investors and the company to meaningfully evaluate changes in sales and cash flow from operating activities as a percent of sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 1 st Quarter Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments

Slide 5
First Quarter FY11 Highlights
End Market
Improvement:
Orders Improved Year-over-Year and
Sequentially
Revenues Rebounding: Q1 Revenues Increased 26.5% Year-over-
Year
All Time Record Operating
Margin:
Sequential Quarter
Improvement to 15.5%, from 13.9% in Q4 FY10 and 9.0% in Q1 FY10
NA Industrial and International Industrial achieved record ROS levels
Continued Cost
Control:
Impressive Incremental Marginal Return
on Sales of 40% for Q1 FY11
Gross Debt
Increase:
$360M in Q1 FY11; offset by build in cash of
$348M
Continued Reduction in Net
Leverage:
While Debt to Total
Capital Ratio Increased to 30.4% (gross); Net Leverage decreased to
19.9% (net of cash)
Continued Strong Cash
Flow:
Q1 FY11 Operating Cash
Flow/Revenue of 4.3%; (11.4% excluding $200M Discretionary
Pension Contribution)

Slide 6 Financial Highlights Diluted Earnings per Share 1 Quarter $1.51 $.45 $.00 $.20 $.40 $.60 $.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 Q1 FY11 Q1 FY10 st

Slide 7
Influences on 1   Quarter Earnings
Diluted Earnings Per Share Increase of $1.06 Year-
over-Year Primarily Driven By:
Increased Revenues of 26.5%
Significantly Improved Operating Margins to 15.5% from
9.0% Year-over-Year ($1.07 EPS Impact)
Lower Tax Rate due to Favorable FIN 48 Settlements
($.06 EPS Impact)
Offset by:
Increased Corporate G&A Primarily Due To Incentives
($.03 EPS Impact)
Increased Other Expense Primarily Due to Pension and
Inventory Adjustments ($.04 EPS Impact)
st

Slide 8
Financial Highlights
Sales – 1
st
Quarter
Dollars in millions
FY2011
%
Change
FY2010
Sales
As reported 2,829 $ 26.5% 2,237 $
Acquisitions 4           0.2%
Currency (26)        (1.1)%
Adjusted Sales 2,851 $ 27.4%
1st Quarter

Slide 9
Segment Reporting
Industrial North America
Dollars in millions
FY2011
%
Change
FY2010
Sales
As reported 1,064 $ 36.0% 783 $
Acquisitions - -- %
Currency 3 0.4%
Adjusted Sales 1,061 $ 35.6%
Operating Margin
As reported 189 $   76 $
% of Sales 17.8% 9.7%
1st Quarter

Slide 10
Segment Reporting
Industrial International
Dollars in millions
FY2011
%
Change
FY2010
Sales
As reported 1,093 $ 28.5% 850 $
Acquisitions - -- %
Currency (27) (3.2)%
Adjusted Sales 1,120 $ 31.7%
Operating Margin
As reported 184 $   62 $
% of Sales 16.8% 7.3%
1st Quarter

Slide 11
Segment Reporting
Aerospace
Dollars in millions
FY2011
%
Change
FY2010
Sales
As reported 437 $   4.8% 417 $
Acquisitions 2 0.6%
Currency (1) (0.2)%
Adjusted Sales 436 $   4.4%
Operating Margin
As reported 44 $     53 $
% of Sales 10.0% 12.7%
1st Quarter

Slide 12
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2011
%
Change
FY2010
Sales
As reported 235 $   25.5% 187 $
Acquisitions 2 0.9%
Currency (1) (0.3)%
Adjusted Sales 234 $   24.9%
Operating Margin
As reported 22 $     10 $
% of Sales 9.2% 5.6%
1st Quarter

Slide 13
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
SEPT '10 JUN '10 SEPT '09 JUN '09
Total Parker 29% + 35% + 25% - 38% -
Industrial North America 31% + 46% + 27% - 40% -
Industrial International 34% + 46% + 25% - 43% -
Aerospace 16% + 3% - 23% - 22% -
Climate & Industrial Controls 23% + 35% + 17% - 31% -
Three Month Rolling at Period End

Slide 14 Balance Sheet Summary Cash Working capital - Accounts receivable - Inventory - Accounts payable

Slide 15
Strong Cash Flow
Cash from Operating Activities
1
st
Quarter
$123
$260
$0
$100
$200
$300
$400
$500
$600
FY11 FY10
FY11 Cash from Operating Activities
As reported                               $122,880
Pension plan contribution       200,000
Adjusted                                     $322,880
FY11 Cash from Operating Activities As  A % of
Sales
As reported                                             4.3%
Pension plan contribution                   7.1%
Adjusted                                                11.4%

Slide 16
Financial Leverage
30.4%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
42.0%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11
Debt to Debt Equity
30.4%
Debt to Debt Equity
(19.9% net Debt)

Slide 17
FY 2011  Earnings Outlook Assumptions
Segment Sales & Operating Margins
  FY 2011 Sales change versus FY 2010
  Industrial North America 13.4%   --  16.4%
  Industrial International 13.3%   --  16.3%
  Aerospace 4.1%   --  6.7%
  Climate & Industrial Controls 12.3%   --  15.3%
  FY 2011 Operating margin percentages
  Industrial North America 16.4%   --  17.0%
  Industrial International 15.2%   --  16.1%
  Aerospace 12.0%   --  12.8%
  Climate & Industrial Controls 8.8%   --  9.4%

Slide 18 FY 2011 Earnings Outlook Assumptions below Operating Margin (+/- 2.0%) Corporate Admin $161M Interest Expense $ 98M Other Expense (Inc.) $152M Total $411M Tax Rate 29%

Slide 19 Earnings Outlook – FY11 Low High Diluted earnings per share $5.20 $5.80

Slide 20 Questions & Answers...

Appendix Income Statement 1 st Quarter FY2011

Slide 22
Income Statement – 1   Quarter
st
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales 2,829.3 $  100.0% 2,237.2 $  100.0%
Cost of sales 2,137.9 75.6% 1,801.0 80.5%
Gross profit 691.4 24.4% 436.2 19.5%
S, G & A 333.6 11.8% 301.8 13.4%
Interest expense 24.6 .8% 25.7 1.2%
Other (income), net (3.2) (.1)% (5.3) (.2)%
Income before taxes 336.4 11.9% 114.0 5.1%
Income taxes 87.3 3.1% 40.0 1.8%
Net income 249.1 $     8.8% 74.0 $       3.3%
Less: Noncontrolling interests 1.9 $         .1% .5 $          .0%
Net income attributable to common
shareholders
247.2 $     8.7% 73.5 $       3.3%
FY 2011 FY 2010